FLEXIBLE SOLUTIONS® VUL (2018)

VARIABLE LIFE INSURANCE POLICY

SUMMARY PROSPECTUS FOR NEW INVESTORS

Issued by The Guardian Insurance & Annuity Company, Inc.

Separate Account N

This Summary Prospectus summarizes key features of the Flexible Solutions VUL (2018), an individual variable life insurance policy with an index-linked interest option offered by The Guardian Insurance & Annuity Company, Inc. (GIAC, we, us, our). Before you invest, you should also review the prospectus for the Policy, which contains more information about the Policy’s features, benefits, and risks. You can find the current prospectus and other information about the Policy online at https://guardianlife.online

prospectus.net/guardianlife/FS_VUL2018/index.html?where=eengine.goToDocument (%22Product%20Prospectus%22). You can also obtain this information at no cost by calling 1-888-GUARDIAN or by writing to our Mailing Address.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Policy Account Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission has not approved or disapproved the Policy or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Date of First Use: May 11, 2023

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. The Guardian Insurance & Annuity Company, Inc. (GIAC) does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

Park Avenue Securities LLC (PAS) serves as principal underwriter and distributor of the Policies and offers the Policies through its sales representatives who are registered with the Financial Industry Regulatory Authority (FINRA) and with the states in which they do business. GIAC and PAS are wholly owned subsidiaries of The Guardian Life Insurance Company of America. More information about PAS and its registered persons is available at

Special Terms

Additional Sum Insured

This is additional insurance coverage that provides a level death benefit to the Policy Anniversary nearest the insured’s 100th birthday.

Alternate Net Cash Surrender Value

For Policies with the Alternate Net Cash Surrender Value Rider, this is the Net Cash Surrender Value plus a percentage of the total of all premium loads, administrative charges, and per $1,000 charges we have deducted and plus a percentage of the applicable surrender charge from the date of issue of your Policy up to and including the date the Alternate Net Cash Surrender Value is calculated. Beginning with Policy Month 84, the Alternate Net Cash Surrender Value equals the Net Cash Surrender Value.

Attained Age

The insured’s age on his or her birthday closest to the Policy Date plus the number of Policy Years completed since the Policy Date.

Basic Sum Insured

The amount of coverage provided by the Policy, excluding any Additional Sum Insured. The minimum Basic Sum Insured is currently $100,000 ($250,000 for the preferred plus non-tobacco (NT) risk class).

Business Day

Each day that GIAC processes transactions, currently including each day on which the New York Stock Exchange (NYSE) or its successor is open for trading. GIAC’s close of business is 4 p.m. New York time or, if earlier, the close of the NYSE. If any transaction or event occurs or is scheduled to occur on a day that is not a Business Day, or if a transaction request is received after GIAC’s close of business, such transaction or event will process on and as of the next following Business Day unless otherwise specified.

Cash Surrender Value

The Policy Account Value less any surrender charges, but not less than zero.

Coverage Year

The year commencing with the effective date of a Policy Segment or with an anniversary of that date.

Customer Service Office Contact Center

For telephonic communications:

Customer Service Office Contact Center

8:30 a.m. to 5:00 p.m. New York (eastern) time

1-888-GUARDIAN (1-888-482-7342)

Face Amount

The sum of the Basic Sum Insured, plus any Additional Sum Insured, after giving effect to increases made to the Basic Sum Insured and decreases made to the Basic Sum Insured and Additional Sum Insured since the Issue Date. On the Policy Anniversary on which the insured is Attained Age 100, all Additional Sum Insured coverage ends and thereafter the Face Amount will be the Basic Sum Insured plus any inforce Policy Segments in effect on the date of determination.

Good Order

Notice from the party authorized to initiate a transaction under this Policy in a form satisfactory to GIAC, including all information required by GIAC to process the requested transaction.

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Guaranteed Coverage Rider

The Guaranteed Coverage Rider ensures that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date, so long as the Guaranteed Coverage Requirement is satisfied.

Guaranteed Coverage Rider Minimum Monthly Premium

An amount used to determine whether your Policy satisfies the Guaranteed Coverage Rider Requirement. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Guaranteed Coverage Rider Test

A test that, if satisfied, protects your Policy from lapse when you have an in- force Guaranteed Coverage Rider. To satisfy the Guaranteed Coverage Rider Test on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal, as the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums for all previous policy months up to the current Monthly Processing Date, as outlined in your Policy, accumulated at 4.5% annual interest. The sum of the Guaranteed Coverage Rider Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include Guaranteed Coverage Rider Minimum Monthly Premiums for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider.

Indexed Option definitions can be found in “The Indexed Option.”

Initial Face Amount

The sum of the Basic Sum Insured plus any Additional Sum Insured in force on the Policy’s Issue Date. The minimum Initial Face Amount is currently $100,000 ($250,000 for the preferred plus NT risk class).

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue Date

The date your Policy is issued by GIAC.

Lien Amount

The sum of EAB rider distributions plus capitalized carrying charges less any Lien repayments.

Lien or Liens

The unpaid Lien Amount plus the accrued and unpaid carrying charges.

Loan Amount

The sum of any amounts borrowed plus any capitalized loan interest less any loan repayments.

Mailing Address:

For regular mail:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 981588

El Paso, TX 79998-1588

For registered, certified, or express mail:

The Guardian Insurance & Annuity Company, Inc.

5951 Luckett Ct., Bldg A

El Paso, TX 79932

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Minimum Monthly Premium

An amount used to determine whether your Policy meets the No Lapse Guarantee Condition, if applicable. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Minimum To Issue Premium

The amount of premium that must be paid in order for your Policy to take effect. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Monthly Deduction or Monthly Deductions

The total of the charges due and payable on each Monthly Processing Date.

Monthly Processing Date

The day of each Policy Month on which the Monthly Deduction is deducted from the Policy Account Value and certain Policy benefits and values are calculated. The Monthly Processing Date is the same date of each calendar month as the Policy Date, or the last day of a calendar month if that is earlier. If such calendar day is not a Business Day, the Monthly Processing Date will be the next following Business Day.

Net Accumulated Premiums

For death benefit Option 3, at issue, Net Accumulated Premiums equals the value of the initial premium payment. Thereafter, Net Accumulated Premiums will increase, as a result of premium payments made (prior to deductions for premium charges), and decrease, as a result of partial withdrawals. After a premium payment, Net Accumulated Premiums will be equal to the value of Net Accumulated Premiums before the premium payment plus the amount of the premium paid. After a partial withdrawal, Net Accumulated Premiums will be equal to the value of Net Accumulated Premiums prior to the withdrawal decreased by the adjusted amount of the withdrawal. The adjusted amount of the withdrawal is the amount of the partial withdrawal reduced by the portion of the withdrawal, if any, that exceeds Net Accumulated Premiums on the date of the withdrawal. Loan repayments, Lien repayments, and amounts paid under disability benefit riders are not considered premiums for purposes of determining Net Accumulated Premiums.

Net Amount At Risk

On any Monthly Processing Date, the amount calculated as the Net Amount at Risk death benefit less the Policy Account Value. The Net Amount at Risk death benefit is the greater of:

•	the Face Amount, plus the Policy Account Value if Death Benefit Option 2 is in effect, or plus Net Accumulated Premiums if Death Benefit Option 3 is in effect; and

•	the Policy Account Value multiplied by the factor for the appropriate Attained Age shown in the Table of Death Benefit Factors in your Policy.

A separate Net Amount at Risk is determined for the Basic Sum Insured, Additional Sum Insured and for each Policy Segment. The Net Amount at Risk for any Policy Segment can never be less than zero.

Net Cash Surrender Value

The Cash Surrender Value of your Policy less any Policy Debt, but not less than zero. The amount of any Lien will be deducted from the Net Cash Surrender Value prior to paying surrender proceeds.

Net Premium

The amount of premium that remains after we deduct premium charges from the premiums you pay.

No Lapse Guarantee

The No Lapse Guarantee ensures that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt is less than zero on a Monthly Processing Date, so long as the No Lapse Guarantee Condition is met.

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No Lapse Guarantee Test

This test is used to determine whether your Policy qualifies for the No Lapse Guarantee. It states that, on any Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider and minus Policy Debt and the sum of all previous withdrawals as the Minimum Monthly Premiums up to this date, as outlined in your Policy The sum of the Minimum Monthly Premiums up to the applicable Monthly Processing Date does not include the Minimum Monthly Premium for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions Rider.

No Lapse Guarantee Period

The period, beginning on the Policy Date, during which the No Lapse Guarantee is in effect.

Policy Account Value

The Policy Account Value is the sum of the values of the variable investment options, the indexed option, the fixed-rate option and the Loan Account. The unloaned Policy Account Value is the Policy Account Value less the Loan Account, or less the Loan Amount if there is an indexed loan outstanding. On a Monthly Processing Date, it is the value after subtracting the Monthly Deductions due on that date.

Policy Anniversary

The same date each year as the Policy Date.

Policy Date

This date is used to measure Policy Months, Policy Years, Policy Anniversaries, and Monthly Processing Dates. It also determines the age of the insured at issue. Your Policy Date is shown on the Data Pages of your Policy.

Policy Debt

The unpaid Policy Loan Amount plus the accrued and unpaid interest on the loan.

Policy Segment

The additional coverage provided by an increase in Face Amount.

Policy Year

The year commencing with the Policy Date or with an anniversary of that date.

Surrender Charge Period

The period during which a surrender charge will be payable if you surrender your Policy. The Surrender Charge Period varies depending upon age of the insured when the Policy is issued or the Face Amount increased

Target Premium

A measure of premium used to determine your Policy’s premium charges and agent commissions. Your Policy’s Basic Sum Insured, Additional Sum Insured and any Policy Segments you buy each have their own Target Premium. The Target Premium for the Basic Sum Insured and Additional Sum Insured is based on the insured’s age at issue, underwriting class and sex (unless gender-neutral rates are required by law). The Target Premium for a Policy Segment is based on the insured’s Attained Age and the underwriting class for that Policy Segment. The Target Premium for any rider, except the Guaranteed Coverage rider, is based on the Monthly Deduction for that rider during the first Policy Year.

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Important Information You Should Consider About The Policy

An investment in the Policy is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals

During the first 14 years, if you surrender your Policy, we may deduct a surrender charge from the Policy’s cash value. The surrender charge and Surrender Charge Period may differ based on the insured’s age at issue, sex, classification and Face Amount.

For example, a male, issue age 40 in the preferred NT underwriting class with a Policy Face Amount of $500,000 in the first Policy Year, would incur a surrender charge of $20.65 per 1,000 of Basic Sum Insured or $10,325.

Deductions and Charges
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions. These other charges may include sales charges on premium payments, state and federal premium tax charges on premium payments, and charges for transfers among the investment options.			Deductions and Charges
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy, and such fees and expenses are set based on characteristics of the insured (e.g., age, sex and rating classification). You should view the specifications page of the Policy for the rates that apply to your Policy. There is also a mortality and risk expense charge, a policy charge and a fee in connection with allocations to the indexed account.

You will also bear expenses associated with the Variable Investment Options under the Policy, as shown in the following table.

Deductions and Charges
	Annual Fee	Minimum	Maximum
	Investment Options* (Porfolio Company fees and expenses)	0.10%	1.62%
* As a percentage of Fund assets.
Risks				Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy.			Principal Risks
Not a Short-Term Investment	The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you make a premature withdrawal of cash from your Policy, you may incur various costs (e.g., a Surrender Charge) and also possible Federal income tax.			Principal Risks
Risks Associated with Investment Options	An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy (e.g., variable investment options). Each investment option (including the indexed account and the fixed-rate option) will have its own unique risks, and you should review these investment options before making an investment decision.			Principal Risks
Insurance Company Risks	An investment in the contract is subject to the risks related to us, including that any obligations (including under the fixed-rate option), guarantees, and benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about GIAC, including our financial strength ratings, is available by contacting us at 1-888-GUARDIAN.			Principal Risks

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Risks		Location in Prospectus
Contract Lapse

In general, in any month that your Policy Account Value is not large enough to cover a monthly deduction (i.e., the amount we deduct on the first day of each Policy month for charges such as the Policy fee), your Policy will be in default, and may lapse unless the No Lapse Guarantee or Guaranteed Coverage Rider is in effect and you have satisfied the requirements or you pay additional premiums. Your Policy Account Value can be impacted by poor investment performance of the variable investment options you select. Your Policy may also lapse if Policy loans plus accrued interest reduces the Policy Account Value to zero. Additionally, insufficient premium payments, withdrawals, and policy charges (including increases in those charges) could cause the Policy to lapse and you will no longer have insurance coverage.

If your Policy has lapsed, in most states you may reinstate it within seven years after the date of lapse. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. Death benefits will not be paid if the Policy has lapsed.

Principal Risks
Restrictions		Location in Prospectus
Investment

• We reserve the right to impose a charge for transfers among investment options in excess of the 12.

• We reserve the right to remove or substitute a variable investment option or limit its availability to subsequent premium payments and/or transfers of cash value.

• You may only choose to invest in a maximum of 25 of the Variable Investment Options or 24 of the Variable Investment Options and the fixed-rate option, if available, at any time.

Your Allocation Options
Optional Benefits

• Various optional benefits may be available, in the form of a rider to your Policy. Not all of these riders may be available to you. In general, supplemental insurance benefits may be (i) available only to insureds within certain age ranges and/or who meet certain criteria (e.g., terminal illness) (ii) subject to minimum and/or maximum specified amounts, and (iii) subject to certain termination conditions. We may stop offering an optional benefit at any time.

Other Information – Supplemental Benefits and Riders
Taxes		Location in Prospectus
Tax Implications

• You should consult with a tax professional to determine the tax implications of an investment in and payments received under this contract.

• There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA).

• Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

Federal Tax Considerations
Conflict of Interest		Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this Policy to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.	Other Information – Distribution of the Policies
Exchanges	If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Special Features of Your Policy – Exchanging a Policy

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Overview of the Policy

Purpose of the Policy. The primary purpose of the Policy is to provide life insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured’s death, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

The Policy also gives you the opportunity for tax-deferred accumulation of assets. You can accumulate assets by allocating your cash value among variable investment options and the fixed-rate option.

The Policies are designed to be held over a long term, are not offered primarily as an investment, and should not be used as a short-term savings vehicle. Various negative consequences can occur if you fail to hold the Policy long-term. For example, if you surrender your Policy, the surrender charge may exceed the Policy Account Value and you would receive no proceeds upon surrender.

Premiums under the Policy. Your Policy will take effect once you have paid at least your Minimum to Issue Premium. Once it has taken effect, you choose the amount and frequency of premium payments, generally. You select a modal planned premium, which is the premium that you intend to pay periodically. We will send you a reminder when your planned premium is due, annually, semi-annually or quarterly, as requested, but you are under no obligation to pay a premium as long as the Policy Account Value less Policy Debt, after subtracting the Monthly Deduction, is not less than zero. Each premium you pay must be at least $100, unless you are paying through a pre-authorized checking plan in which each premium must be at least $25.

You can allocate your premiums and cash value among your choice of the indexed option and/or variable investment options. You may also be able to allocate premiums and cash value to our fixed-rate option, which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

Payment of insufficient premiums may result in a lapse of the Policy.

Additional information about each Fund is provided in Appendix A to this prospectus.

Policy Features

Death Proceeds. The Policy is designed to provide life insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured’s death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

Death Benefit Options. You may choose between three death benefit options:

•	a fixed amount that equals the Policy’s Face Amount;

•	a variable amount that equals the Policy’s Face Amount and the values attributable to your allocation options held in your Policy, which is your Policy Account Value; or

•	a variable amount equal to your Policy’s Face Amount plus the sum of your Net Accumulated Premium (the amount will increase and decrease based on the additional premium payments and withdrawals).

After the first Policy Anniversary, you may change your death benefit option. A change in death benefit option may have tax consequences.

Investment Options. You can allocate premiums and cash value among your choice of variable investment options, each of which corresponds to a mutual fund portfolio. As indicated, you may also be able to allocate premiums and cash value to our fixed-rate option, which provides guarantees of interest and principal. You may change your allocation of future premiums and cash value at any time.

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Partial Surrenders. At any time, you may withdraw part of your Policy’s Net Cash Surrender Value. A partial withdrawal will reduce your Policy Account Value by the amount of the partial withdrawal. In addition, the Face Amount will be reduced by the amount of any partial withdrawal that exceeds the reduction-free partial withdrawal amount, which is based on the death benefit you chose. The minimum partial withdrawal is $500. We have the right to limit the number of partial withdrawals you make in a Policy Year to 12. Partial surrenders may have tax consequences.

Transfers and Automatic Transfer Programs. You may transfer your unloaned Policy Account Value in and out of the variable investment options or the indexed option, or into the fixed-rate option, at any time so long as no Lien is outstanding. There is currently no limit on the number of investment options in which you may be invested at any one time. Each transfer must be for a minimum of $100, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. If you have made twelve transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We also reserve the right to limit you to one transfer every 30 days.

Loans. You may borrow all or a portion of the loan value of your Policy. The maximum amount you may borrow, your Policy’s loan value, depends on the type of loan you are taking and is calculated, as of the Business Day we receive your signed written request in Good Order. The minimum amount you may borrow is $500, or your Policy’s loan value, if less. This amount may vary in some states. We charge you a maximum annual interest rate of 4% for standard loans and 6% on indexed loans. Interest accrues daily and is due on each Policy Anniversary. Loans may have tax consequences.

Surrenders. You may surrender the Policy for its Net Cash Surrender Value at any time while the insured is living. Net Cash Surrender Value is equal to your Policy Account Value, including any amount held in the Loan Account, minus any surrender charges, minus any outstanding Policy Debt. A surrender may have tax consequences.

Tax Benefits. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the Policy Account Value should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

Supplemental Benefits and Riders. We offer a variety of riders that provide supplemental benefits under the Policy. Riders under this Policy are:

•	No Lapse Guarantee

•	Guaranteed Coverage Rider

•	Accidental Death Benefit Rider

•	Waiver of Monthly Deductsion

•	Disability Benefit Rider

•	Whole Life Purchase Option Rider

•	Select Security Rider

•	Policy Continuation Rider

•	Alternative Net Cash Surrender Value Rider

•	Enhanced Accelerated Benefit (EAB) Rider

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In addition, we offer the following automatic transfer programs:

•	Dollar Cost Averaging Transfer Program

•	Asset Rebalancing

Charges for the riders are deducted monthly. There is no charge with respect to the automatic transfer programs. Your financial representative can help you determine whether any of these riders is suitable for you. These riders may not be available in all states.

Personalized Illustrations. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Standard Death Benefits

You have a choice of three death benefit options (Option or Options) with this Policy. You must choose the Option you want when you complete your application. You should choose the Option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and lower Monthly Deductions best fit your needs you should choose Option

1. If you want the potential to increase the amount of your insurance coverage beyond your Policy’s Face Amount you should choose Option 2. If you want to recapture the premiums you have paid into the Policy, you should choose Option 3. You may change your death benefit option at any time on and after the first Policy Anniversary, subject to certain limitations and conditions. See “Changing Your Death Benefit Option.”

Option 1

Under Option 1, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount; or

•

the minimum death benefit required under Section 7702 as calculated on the Monthly Processing Date preceding the date of death, less any partial withdrawals that may have occurred after that Monthly Processing Date; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code, as calculated as of the date of death.

Option 2

Under Option 2, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount plus the Policy Account Value, if greater than zero, or

•

the minimum death benefit required under Section 7702 as calculated on the Monthly Processing Date preceding the date of death, less any partial withdrawals that may have occurred after that Monthly Processing Date; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code, as calculated as of the date of death.

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Option 3

Under Option 3, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount plus Net Accumulated Premiums, or

•

the minimum death benefit required under Section 7702 as calculated on the Monthly Processing Date preceding the date of death, less any partial withdrawals that may have occurred after that Monthly Processing Date; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code, as calculated as of the date of death.

Age 100 and After

At the insured’s Attained Age 100, current charges, with the exception of the Indexed Account Charge, are zero and Additional Sum Insured coverage terminates; interest on Policy loans and carrying charges on Liens will continue to be charged.

On the Policy Anniversary closest to the insured’s 121st birthday you may request that a maturity benefit equal to the Policy’s Net Cash Surrender Value be paid to you, the successor owner, or your estate at that time, and this Policy will no longer be in effect.

Riders, including the No Lapse Guarantee and Guaranteed Coverage Rider, may impact the death benefit in your Policy.

You will have the opportunity to choose between the two “death benefit qualification” tests: the “Cash Value Accumulation Test” and the “Guideline Premium Test”. If you elect death benefit Option 2 or 3, you decide which test you want used when you complete your application. If you elect death benefit Option 1, we will use the Cash Value Test. If you do not choose one, you will be deemed to have chosen the Guideline Premium Test.

Other Benefits Available Under the Policy

In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit may be found in the Fee Table.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions / Limitations
Dollar Cost Averaging Transfer Option	Allows you to transfer the same dollar amount from an available money market variable investment option to another allocation option or options each month	Standard	• Not available if a Lien is outstanding • Must transfer at least $100 for each allocation
Automatic Rebalancing	Allows you to automatically rebalance your Policy Account Value in variable investment options every three months to maintain your desired asset allocations	Standard	• Not available if a Lien is outstanding • Does not apply to the fixed-rate or indexed options
No Lapse Guarantee	Ensures that your Policy, and any applicable riders, will not lapse, even if poor investment performance and/or excess Policy Debt means that the Policy Account Value less Policy Debt, after subtracting the Monthly Deduction, on a Monthly Processing Date, is less than zero	Standard

• Insured must be 75 or younger on the Policy Date

• Terminates at end of stated period based on Insured’s age at issue

• Not available on policies rated sub-standard or with a flat extra

• Subject to No Lapse Guarantee Test to keep your Policy in force

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Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions / Limitations
Guaranteed Coverage Rider	Ensures that your Policy, and any applicable riders, will not lapse, even if poor investment performance and/or excess Policy Debt means that the Policy Account Value less Policy Debt, after subtracting the Monthly Deduction, on a Monthly Processing Date, is less than zero	Standard

• Insured must be 75 or younger on the Policy Date

• Only available with death benefit Option 1

• Terminates at age 85

• Not available on policies rated sub-standard or with a flat extra

• Subject to Guaranteed Coverage Rider Test to keep your Policy in force

Accidental Death Benefit Rider	Provides an additional death benefit if death is due to an accident on or before the Insured’s 75th birthday	Optional	• Only available at issue • Maximum coverage under this rider is the lesser of (i) $500,000 or (ii) the Initial Face Amount • Issue Ages 5-65
Waiver of Monthly Deductions	Provides for the waiver of all Monthly Deductions when the insured is totally disabled	Optional

• Only available at issue

• Continues for life if the disability occurs prior to age 60

• Terminates at age 65 (if not disabled)

• Only available on Policies with Face Amount less than $5,000,000 for standard or higher underwriting classes ($3,000,000 for substandard through Class 4)

• Issue ages 5-55

Disability Benefit Rider	Provides for the crediting of a specified amount when the insured is totally disabled, as if it were paid by the policyowner	Optional

• Only available at issue

• Continues for life if the disability occurs prior to age 60

• Terminates at age 65 if not disabled

• Only available on Policies with Face Amount less than $5,000,000 ($3,000,000 for substandard through Class 4)

• Issue ages 5-55

Whole Life Purchase Option Rider	Allows the policyowner to purchase, at specified dates, without evidence of insurability a whole life policy	Optional	• Age limits apply • Only available at issue • Cannot exceed the lessor of $250,000 or the Initial Face
Select Security Rider	Prevents the policyowner from making certain changes without the consent of the policyowner’s employer	Optional

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Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions / Limitations
Policy Continuation Rider	Allows the Policy to continue with a reduced death benefit if the Policy is in danger of lapsing because of excessive policy loans	Standard

• Must elect the Guideline Premium Test

• Only available at issue

• Any indexed loans will be changed to standard loans, any unloaned Policy Account Value will be transferred to the fixed-rate option and the excess of the Indexed Option Alternate Account value over the indexed option value will be transferred to the fixed-rate option

• May have tax consequences

Alternate Net Cash Surrender Value Rider	Provides high early cash value in the Policy during the first 84 Policy Months	Optional

• Maximum issue age is 85

• Only available at issue

• Required for corporate owned policies covering multiple lives

• Surrender must occur prior to the completion of the seventh Policy Year to receive a benefit

• Minimum Policy Face Amount of $250,000 required

• Any outstanding Policy Liens will reduce the Alternate Net Cash Surrender Value paid

Enhanced Accelerated Benefit Rider (Accelerated Death Benefit)	Provides the policyowner the ability to accelerate a part of the Policy’s death benefit prior to death with an interest-bearing lien if the insured has a chronic illness or becomes terminally ill and certain conditions are met	Optional	• Only available at issue • Not available for corporate-owned policies insuring multiple lives • Issue ages 15-75
Exchange of Policy Provision	Provides the policyowner the ability to exchange this Policy for a level premium fixed-benefit whole life policy that Guardian makes available on an original age basis.	Standard	• May be exercised until the insured’s attained age 90

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Buying the Policy

If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured, and we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. Some of the Policy’s fees, including the monthly cost of insurance, vary depending on the age, gender and underwriting category of the insured.

Issuing the Policy. Your Policy will take effect once you have paid at least your Minimum to Issue Premium and the Policy has been delivered. Once it has taken effect you decide the amount of your premium payments and when you want to make them.

Subsequent premiums. When you apply for your Policy, you must choose a modal planned premium. This is the premium that you intend to pay periodically. We will send you a reminder when your planned premium is due, annually, semi-annually or quarterly, as requested, but you are under no obligation to pay a premium as long as the Policy Account Value less Policy Debt, after subtracting the Monthly Deduction, is not less than zero.

Limitations on premiums. We may limit the amount that you can pay into your Policy, including refusing or refunding premiums you pay, to attempt to preserve your Policy’s treatment as life insurance under federal tax laws.

On any Monthly Processing Date, if your Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, your Policy will enter the grace period. The grace period is a 61-day period beginning on that Monthly Processing Date. Your Policy remains in force during the grace period and a death benefit is payable should the insured die during the grace period but before the Policy lapses. The death benefit payable during the grace period will be reduced by the amount necessary to bring the Policy Account Value to zero and by any outstanding Policy Debt.

How Your Policy Can Lapse

Your Policy may lapse when the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero. This can happen due to the payment of insufficient premiums, poor performance, partial withdrawals, the deduction of charges, unpaid loan interest and loans or a combination of some or all these events.

If your Policy’s No Lapse Guarantee is in force, your Policy is protected from lapsing, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date as long as the No Lapse Guarantee Test is satisfied. If the Guaranteed Coverage Rider is in force and you have satisfied the Guaranteed Coverage Rider Test, your Policy is protected from lapsing, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date.

If the Policy Account Value is insufficient to cover the current Monthly Deduction and neither the No Lapse Guarantee or Guaranteed Coverage Rider are in force, you have a 61-day Grace Period to make a premium payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse.

Any reinstatement will be subject to evidence of insurability and could result in an increase in certain fees and charges. Your death benefit will terminate without value and not be paid if the Policy has lapsed.

Making Withdrawals: Accessing the Money in Your Policy

You may surrender your Policy for its Net Cash Surrender Value at any time. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Surrender charges will apply to full surrenders.

You may also take a partial withdrawal, which is a withdrawal of a portion of your Net Cash Surrender Value. The minimum partial withdrawal is $500. A partial withdrawal will reduce your Policy Account Value by the amount of the partial withdrawal. In addition, the Face Amount will be reduced by the amount of any partial withdrawal that exceeds the reduction-free partial withdrawal amount.

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Request for full surrenders or partial withdrawals must be submitted in writing to our Customer Service Office. Full surrender and partial withdrawal proceeds will generally be paid within seven days of our receipt of your request.

Additional Information About Fees

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering, or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer Policy Account Value between the investment options and the fixed-rate option.

TRANSACTION FEES
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge and Current Charge
Premium Charge (includes any applicable premium taxes)[1]	Upon each premium payment	In each of Policy and Coverage Years 1-10[2]: • 8% of premiums paid up to one Target Premium[3] • 4% of premiums paid in excess of one Target Premium[3]
Surrender Charge[4]
Maximum First Year Surrender Charge	Upon full surrender of the Policy[4]	$45.28 per $1,000 of Basic Sum Insured
Minimum First Year Surrender Charge	Upon full surrender of the Policy[4]	$11.22 per $1,000 of Basic Sum Insured
First Year Surrender Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Upon full surrender of the Policy[4]	$20.65 per $1,000 of Basic Sum Insured
		Maximum Guaranteed Charge	Current Charge
Transfer Charge	Upon transfer	$25 per transfer (first 12 per year are free)	None
Policy Continuation Rider	When benefit is elected	4.5% of Policy Account Value	3.5% of Policy Account Value
Enhanced Accelerated Benefit Rider (EAB Rider) Charge	When benefit is first exercised	$250	$250
Alternate Net Cash Surrender Value Rider Charge	At issue	$1.00 per $1,000 of Basic Sum Insured (with a minimum charge of $250.00 and a maximum charges of $500.00)	$1.00 per $1,000 of Basic Sum Insured (with a minimum charge of $250.00 and a maximum charges of $500.00)

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TRANSACTION FEES
		Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Reinstatement Charge	Upon reinstatement

(1)   any amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse; plus

(2)   interest on Policy Debt from the date of lapse to the date of reinstatement; plus

(3)   the difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement; plus

(4)   carrying charges on any Lien from date of lapse to the date of reinstatement

Lost Policy Fee	If a duplicate policy is requested	$100	None

Representative costs may vary from the costs you would incur. Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

[1]	The premium charge includes a charge for applicable premium taxes, which vary from jurisdiction to jurisdiction and, in those jurisdictions that charge them, currently range from 0.08%-5% (and certain municipalities in Kentucky charge an additional premium tax of up to 16% on first year premiums only).
[2]	Premium charges decline after Policy and Coverage Year 10. In each of Policy and Coverage Years 11 and beyond the guaranteed and current charge is 4% of premiums paid up to one Target Premium. For premiums in excess of one Target Premium the current charge is 0% and the guaranteed charge is 4%.
[3]	The amount of the Target Premium for a Policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of Basic Sum Insured Target Premium for a non-substandard rated Policy is $2.58 per $1,000 of Face Amount and the maximum amount for a non-substandard rated Policy is $115.00 per $1,000 of Face Amount.
[4]	The surrender charge is imposed upon full surrender of the Policy. The surrender charge decreases every year during the Surrender Charge Period until it reaches 0%. The Policy’s surrender charges and the Surrender Charge Period vary based on the insured’s age at issue, sex, and underwriting class for the Initial Face Amount and each increase in Face Amount. The surrender charge shown in the table above maynot be representative of the charges you will pay Contact our Customer Service Office Contact Center or write to us at our Mailing Address

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the underlying mutual fund fees and expenses.

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses)
Charge	When Charge Is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Mortality and Expense Risk Charge	Monthly	.25% annually of the Policy Account Value in the variable investment options	.00% annually of the Policy Account Value in the variable investment options
Maximum Guaranteed Charge and Current Charge
Cost of Insurance[1]
Maximum First Year Charge	Monthly	$5.15 per $1,000 of Net Amount at Risk (NAR)[2]
Minimum First Year Charge	Monthly	$0.01 per $1,000 of NAR[3]
First Year Cost of Insurance Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.10 per $1,000 of NAR

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PERIODIC CHARGES (Other than Mutual Fund Operating Expenses) (continued)
Charge	When Charge Is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Administrative Charge[4] (per $1,000)
Maximum Charge	Monthly	$0.94 per $1,000 of Basic Sum Insured and each Policy Segment in all Policy Years	$0.94 per $1,000 of Basic Sum Insured and each Policy Segment for the first ten Policy Years and first ten Coverage Years for each Policy Segment
Minimum Charge	Monthly	$0.05 per $1,000 of Basic Sum Insured and each Policy Segment in all Policy Years	$0.05 per $1,000 of Basic Sum Insured and each Policy Segment for the first ten Policy Years and first ten coverage Years for each Policy Segment
Administrative Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$0.16 per $1,000 of Basic Sum Insured
Indexed Account Charge	Monthly	1.00% annually of the Policy Account Value in the Indexed Account	.45% annually of the Policy Account Value in the Indexed Account
Policy Charge	Monthly	$7.50	$7.50 to the later of the 30th Policy Anniversary or the insured’s Attained Age 100
Interest on Policy Loans
Standard Loans[5,6]	Annually, in arrears, on the Policy Anniversary	4% annually on all outstanding Policy Debt until the later of the Insured’s Attained Age 60 or the 10th Policy Anniversary. See footnotes for charges thereafter.[6]
Indexed Loans[7]	Annually, in arrears, on the Policy Anniversary	6% annually on all outstanding Policy Debt
Carrying Charges on Liens	Annually, in arrears, on the Policy Anniversary

For Liens up to the Policy Account Value, the lesser of the standard policy loan interest rate and the Variable Interest Rate. For Liens over the Policy Account Value, the Variable Interest Rate.

See “Enhanced Accelerated Benefit (EAB) Rider”

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PERIODIC CHARGES (Other than Mutual Fund Operating Expenses) (continued)
Charge	When Charge Is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Optional Benefits Charges[8]
Accidental Death Benefit Rider (ADB)
Maximum First Year Charge	Monthly	$.11 per $1,000 of ADB Face Amount
Minimum First Year Charge	Monthly	$.06 per $1,000 of ADB Face Amount
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.07 per $1,000 of ADB Face Amount
Waiver of Monthly Deductions Rider (WMD)
Maximum First Year Charge	Monthly	$.11 per $1.00 of Monthly Deduction
Minimum First Year Charge	Monthly	$.01 per $1.00 of Monthly Deduction
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.04 per $1.00 of Monthly Deduction
Whole Life Purchase Option Rider (WLPO)
Maximum First Year Charge	Monthly	$.40 per $1,000 of WLPO face amount
Minimum First Year Charge	Monthly	$.02 per $1,000 of WLPO face amount
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.13 per $1,000 of WLPO Face amount

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PERIODIC CHARGES (Other than Mutual Fund Operating Expenses) (continued)
Charge	When Charge Is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Disability Benefit Rider (waiver of specified amount) (DB)
Maximum First Year Charge	Monthly	$9.67 per $100 of the Specified Amount as defined in the DBR
Minimum First Year Charge	Monthly	$.93 per $100 of the Specified Amount as defined in the DBR
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$3.06 per $100 of Specified Amount

Representative costs may vary from the cost you would incur. Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

[1]	The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and Face Amount for the Initial Face Amount and each increase in Face Amount. See “Deductions and Charges.” The representative cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.
[2]	The charge shown is for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard. For substandard risks the maximum first year guaranteed or current charge is $34.80 per $1,000 of NAR.
[3]	The charge shown is for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard. For substandard risks the minimum first year guaranteed or current charge is $0.01 per $1,000 of NAR.
[4]	Currently, the administrative charge is imposed for the first 10 Policy Years and Coverage Years only. It is based on the insured’s age, sex, and underwriting class for the Basic Sum Insured and each Policy Segment. See “Deductions and Charges.” The administrative charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.
[5]	After the later of the Insured’s Attained Age 60 or the 10th Policy Anniversary the maximum guaranteed interest rate is 3.5% for all outstanding and new Policy loans, and the current interest rate is 3% for all outstanding and new Policy loans.
[6]	After taking into account the interest GIAC credits to the Loan Account, your effective rate of borrowing for a standard loan would be: (i) on a current basis, 1% annually until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, and 0% thereafter on all outstanding and new Policy loans, and (ii) on a guaranteed basis, 1% annually until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, and 0.5% thereafter for all outstanding and new Policy loans.
[7]	Beginning on the 5th Policy Anniversary, the policyowner will have the option of taking a standard Policy loan or an indexed Policy loan. Only one type of Policy loan may be outstanding at any time. Amounts borrowed from Policy Account Value in the indexed option, if borrowed as an indexed loan, do not go into a separate Loan Collateral Account. These amounts are credited interest at 1.5% for Policy Account Value in the Holding Account and with index-linked interest for Policy Account Value in Indexed Segments.
[8]	Charges for the ADB Rider, the WLPO Rider, the WMD Rider, and the DB Rider vary based on individual characteristics of the insured. The charges shown for the ADB, WMD, and DB riders are for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard; for substandard there is an additional multiple increase. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

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The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. A complete list of the Funds available under the Policy, including their annual expenses, may be found at the back of this Prospectus.

Annual Portfolio Company Expenses (expenses that are deducted from Portfolio Company assets of the underlying mutual funds including management fees, distribution [and/or service] (12b-1) fees, and other expenses).

	Minimum	Maximum
Total Annual Portfolio Company Expenses[1,2]	0.10%	1.62%

[1]	The range of Total Annual Fund Operating Expenses shown above does not take into account any contractual and/or voluntary arrangements under which the funds’ advisers currently reimburse fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.
[2]	If a policyowner is deemed to have engaged in “market timing,” a mutual fund may assess redemption fees. See “Frequent Transfers Among the Variable Investment Options.”

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Appendix A: Funds Available Under the Policy

The following is a list of Funds available under the policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://guardianlife.onlineprospectus.net/guardianlife/FS_VUL2018/index.html?where=eengine.goToDocument(%22 Product%20Prospectus%22). You can also request this information at no cost by calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) or by writing to our Mailing Address. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

			As of December 31, 2022
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Long-term growth of capital.	Davis Financial Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	0.75%	-8.53%	4.76%	10.22%
Total return through a combination of growth and income.	Davis Real Estate Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	1.00%	-26.80%	2.72%	5.68%
To seek to provide growth of capital.	Delaware Ivy VIP Mid Cap Growth Class II Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) Macquarie Investment Management Global Limited	1.10%	-30.78%	10.59%	11.39%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity VIP Equity-Income Portfolio (Service Class 2) Fidelity Management & Research Company and its affiliates Other investment advisers serve as sub-advisers for the fund.	0.76%	-5.25%	7.88%	9.91%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity VIP Government Money Market Portfolio (Service Class 2)(1) Fidelity Management & Research Company and its affiliates Other investment advisers serve as sub-advisers for the fund.	0.49%	1.26%	0.94%	0.52%

(1)	There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

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			As of December 31, 2022
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity VIP Index 500 Portfolio (Initial) Fidelity Management & Research Company and its affiliates Geode Capital Management, LLC	0.10%	-18.21%	9.30%	12.45%
The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.	Guardian Balanced Allocation VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.87%	N/A	N/A	N/A
The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.	Guardian Core Fixed Income VIP Fund Park Avenue Institutional Advisers LLC	0.50%	N/A	N/A	N/A
The Fund seeks a high level of current income consistent with growth of capital.	Guardian Equity Income VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.55%	N/A	N/A	N/A
The Fund seeks long-term growth of capital.	Guardian Growth & Income VIP Fund(2) Park Avenue Institutional Advisers LLC AllianceBernstein L.P.	0.96%	-5.22%	7.17%	N/A
The Fund seeks capital appreciation.	Guardian Integrated Research VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.81%	-21.13%	7.02%	N/A
The Fund seeks long-term growth of capital.	Guardian Mid Cap Traditional Growth VIP Fund(2) Park Avenue Institutional Advisers LLC Janus Henderson Investors US LLC	1.10%	-17.24%	8.70%	N/A
The Fund seeks to maximize long-term growth.	Guardian Large Cap Disciplined Growth VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.87%	-31.51%	9.17%	N/A

(2)	Fund will be available as a variable investment option under the Contract on or about October 22, 2023.

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			As of December 31, 2022
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
The Fund seeks long-term growth of capital.	Guardian Large Cap Fundamental Growth VIP Fund(2) Park Avenue Institutional Advisers LLC Clearbridge Investments, LLC	0.93%	-32.75%	6.72%	N/A
The Fund seeks long term growth of capital.	Guardian Select Mid Cap Core VIP Fund Park Avenue Institutional Advisers LLC FIAM LLC	0.87%	-14.19%	N/A	N/A
The Fund seeks to provide a high level of current income consistent with preservation of capital.	Guardian Short Duration Bond VIP Fund Park Avenue Institutional Advisers LLC	0.50%	N/A	N/A	N/A
The Fund seeks capital appreciation.	Guardian Small Cap Core VIP Fund Park Avenue Institutional Advisers LLC Clearbridge Investments, LLC	1.04%	-20.86%	N/A	N/A
The Fund seeks capital appreciation.	Guardian Small-Mid Cap Core VIP Fund Park Avenue Institutional Advisers LLC Allspring Global Investments, LLC	0.93%	-17.44%	N/A	N/A
The Fund seeks capital appreciation.	Guardian Strategic Large Cap Core VIP Fund Park Avenue Institutional Advisers LLC AllianceBernstein L.P.	0.84%	-10.08%	N/A	N/A
Seeks capital growth.	Invesco V.I. American Franchise Fund (Series II) Invesco Advisers, Inc.	1.11%	-31.30%	7.39%	11.35%
Long-term growth of capital.	Invesco V.I. Core Equity Fund (Series II) Invesco Advisers, Inc.	1.05%	-20.75%	5.92%	8.03%
Seeks both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series II) Invesco Advisers, Inc.	0.82%	-7.71%	5.35%	8.12%
Seeks long-term growth of capital.	Janus Henderson Research Portfolio (Service Shares) Janus Henderson Investors US LLC	0.81%	-30.06%	7.90%	11.16%

(2)	Fund will be available as a variable investment option under the Contract on or about October 22, 2023.

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			As of December 31, 2022
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks capital appreciation.	MFS® Investors Trust Series (Service Class) Massachusetts Financial Services Company	1.03%	-16.69%	8.18%	11.15%
Seeks capital appreciation.	MFS® Research Series (Service Class) Massachusetts Financial Services Company	1.04%	-17.43%	8.62%	11.41%
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Total Return Portfolio (Advisor Class) PIMCO	0.77%	-14.39%	-0.28%	0.82%
Current income and long-term growth of capital.	Pioneer Equity Income VCT Portfolio (Class II) Amundi Asset Management US Inc.	1.03%	-7.94%	5.62%	10.17%
Seeks capital appreciation.	Putnam VT Core Equity Fund IB Formerly Putnam VT Multi-Cap Core Fund IB Putnam Investment Management, LLC. Putnam Investments Limited (PIL)	0.94%	-15.77%	9.50%	12.55%
Seeks long-term capital growth.	Templeton Foreign VIP Fund (Class 2 Shares) Templeton Investment Counsel, LLC	1.09%	-7.61%	-1.97%	1.47%
Seeks to provide current income. Capital appreciation is a secondary objective.	Victory High Yield VIP Series Victory Capital Management Inc. Park Avenue Institutional Advisers LLC	0.89%	-13.55%	2.80%	3.96%
Long-term capital appreciation.	Victory RS International VIP Series Victory Capital Management Inc.	0.93%	-15.81%	2.33%	5.09%
Long-term capital growth.	Victory RS Small Cap Growth Equity VIP Series Victory Capital Management Inc.	0.88%	-36.36%	0.04%	8.86%
Long-term capital appreciation.	Victory Sophus Emerging Markets VIP Series Victory Capital Management Inc.	1.35%	-22.46%	-2.99%	1.05%

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The prospectus and SAI are parts of the registration statement that we filed with the Securities and Exchange Commission (SEC), dated May 1, 2023. Both documents contain additional important information about the policy. The prospectus and SAI are incorporated herein by reference, which means they are legally a part of this Summary Prospectus.

The prospectus and SAI are available at our website at https://guardianlife.onlineprospectus.net/guardianlife/FS_VUL2018/index.html? where=eengine.goToDocument(%22Product%20Prospectus%22).

For a free copy of the prospectus or SAI, or for general inquiries, call our Service Center at 1-888-GUARDIAN or write to the following address:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 981588

El Paso, TX 79998-1588

Contract ID C000200090

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